UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 21, 2006
Date of Report (Date of earliest event reported)
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)
(630) 305-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 21 and March 22, 2006, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is furnishing this Form 8-K to give broad disclosure to such information.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
99.1	Analyst Presentations of March 21 and March 22, 2006.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date March 21, 2006	/s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description of Document
99.1	Analyst Presentations of March 21 and March 22, 2006.